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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST REPORT REPORTED)  FEBRUARY 28, 1995

                           ------------------------


                            R.P. SCHERER CORPORATION
             (Exact name of Registrant as specified in its charter)



       DELAWARE                                      13-3523163
(State of Incorporation)                 (I.R.S. Employer Identification Number)



             2075 WEST BIG BEAVER ROAD, TROY, MICHIGAN          48084
              (Address of principal executive offices)        (Zip code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (810) 649-0900
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ITEM 5.  OTHER EVENTS

(a) R.P. Scherer International Corporation (CIK #0000087243, File Number 1-10872), a wholly-owned subsidiary of R.P. Scherer Corporation (CIK#0000855106, File Number 33-30999), was merged with and into R.P. Scherer Corporation effective February 28, 1995. All rights and obligations of R.P. Scherer International Corporation contained in the indenture under which the 6 3/4% Senior Notes due 2004 were issued were expressly assumed by R.P. Scherer Corporation in a supplemental indenture dated February 28, 1995. Additionally, R.P. Scherer Corporation entered into an assumption agreement with banks participating in R.P. Scherer International Corporation's bank credit facility, through which it has assumed the rights and obligations of R.P. Scherer International Corporation under the bank credit facility.

Such merger was done for administrative purposes only, and will have essentially no impact on R.P. Scherer Corporation's financial results or position.

(b) Exhibits to this Form 8-K


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
    EXHIBIT NUMBER                                               DESCRIPTION
    ---------------                                              -----------
       4.1         First Supplemental Indenture dated as of February 28, 1995, between R.P. Scherer International
                   Corporation, R.P. Scherer Corporation and Comerica Bank, Trustee.  Filed herewith.

       4.2         Assumption Agreement, dated as of February 28, 1995, among R.P. Scherer Corporation, Comerica Bank, NBD
                   Bank, N.A., Societe Generale, The Bank of Nova Scotia, and ABN AMRO Bank N.V.  Filed herewith.

       4.3         Certificate of Ownership Merging R.P. Scherer International Corporation into R.P. Scherer Corporation, dated
                   February 27, 1995, and Certification of Filing with the State of Delaware Office of the Secretary of State.
                   Filed herewith.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    R.P. SCHERER CORPORATION
                                                    -------------------------
                                                          (Registrant)

Date:    March 3, 1995                     By:      /s/ Thomas J. Stuart
        --------------                              ---------------------
                                                    Thomas J. Stuart, Controller
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                                EXHIBIT INDEX

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

Exhibit
  No.                          Description                                              Page
- -------                        -----------                                              ----

  4.1 First Supplemental Indenture dated as of February 28, 1995, between the R.P. Scherer International Corporation, R.P. Scherer Corporation and Comerica Bank, Trustee. Filed herewith.

  4.2 Assumption Agreement, dated as of February 28, 1995, among R.P. Scherer Corporation, Comerica Bank, NBD Bank, N.A., Societe Generale, The Bank of Nova Scotia, and ABN AMRO Bank N.V. Filed herewith.

  4.3 Certificate of Ownership Merging R.P. Scherer International Corporation into R.P. Scherer Corporation, dated February 27, 1995, and Certification of Filing with the State of Delaware Office of the Secretary of State. Filed herewith.
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